CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Roger Engemann, President of Phoenix-Engemann Funds (the "Trust"), certify that:

         1. The Form N-CSR of the Trust (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2.   The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Trust.

Date:  9/3/03                                      /s/ Roger Engemann
     -------------------------------               -----------------------------
                                                   Roger Engemann, President
                                                   (principal executive officer)



I, Malcolm Axon, Chief Financial Officer of Phoenix-Engemann Funds (the "Trust"), certify that:

         1. The Form N-CSR of the Trust (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as
                amended; and

         2.   The information  contained in the Report fairly  presents,  in all
              material  respects,   the  financial   condition  and  results  of
              operations of the Trust.


Date:  9/2/03                              /s/ Malcolm Axon
     -------------------------------       -------------------------------------
                                           Malcolm Axon, Chief Financial Officer
                                           (principal financial officer)